Fees Summary	Mar. 27, 2025 USD ($)
Fees Summary [Line Items]
Total Fee Amount	$ 119,509.86
Total Transaction Valuation	780,600,000.00
Total Offset Amount	119,509.86
Net Fee	$ 0.00